UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 3, 2010

Interleukin Genetics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32715	94-3123681
(Commission File Number)	(IRS Employer Identification No.)

135 Beaver Street Waltham, MA	02452
(Address of Principal Executive Offices)	(Zip Code)

(781) 398-0700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On March 3, 2010, Interleukin Genetics, Inc. issued a press release announcing the presentation of findings from a retrospective clinical study on weight management conducted in collaboration with Stanford University.  The study results and conclusions were presented on March 3, 2010 by investigators from Stanford Prevention Research Center at Stanford University School of Medicine during an oral presentation titled “Genotype Patterns Predict Weight Loss Success: The Right Diet Does Matter,” at the American Heart Association’s Joint 50th Cardiovascular Disease Epidemiology and Prevention – and – Nutrition, Physical Activity and Metabolism conference, being held March 2-5 in San Francisco, CA.

A copy of the press release is being filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated March 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interleukin Genetics, Inc.
(Registrant)

Date: March 3, 2010	/s/ ELIOT M. LURIER
Eliot M. Lurier
Chief Financial Officer
(Signature)